This is filed pursuant to 497(c).
File Nos. 33-34001 and 811-06068


Alliance
Institutional
Reserves

o     Prime Portfolio

o     Government Portfolio

o     Treasury Portfolio

o     Tax-Free Portfolio

o     California Tax-Free Portfolio

o     New York Tax-Free Portfolio



Prospectus
Class C Shares
September 3, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class C shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                               RISK/RETURN SUMMARY

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

      The Portfolios invest primarily in the following money market securities:

      o Prime Portfolio Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

      o Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.



      o Treasury Portfolio Obligations of the U.S. Treasury, such as bills, notes and bonds, and repurchase agreements.



      o Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

      o California Tax-Free Portfolio High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

      o New York Tax-Free Portfolio High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, principal risks of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio are:

      o Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

      o Diversification Risk The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one year and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.



      You may obtain current seven-day yield information for any Portfolio by calling (800) 221-5672 or your financial intermediary.



Prime Portfolio

                                PERFORMANCE TABLE



                                          Since
                               1 Year     Inception*
--------------------------------------------------------------------------------
                               3.81%      4.99%
--------------------------------------------------------------------------------



*     Inception date: 7/13/98.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.94%
                                00         6.17%
                                01         3.81%



      Through June 30, 2002, the year to date unannualized return for the Portfolio was .76%. During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ending September 30, 2000) and the lowest return for a quarter was .52% (quarter ending December 31, 2001).



Government Portfolio

                                PERFORMANCE TABLE



                                          Since
                               1 Year     Inception**
--------------------------------------------------------------------------------
                               3.74%      4.87%
--------------------------------------------------------------------------------



**    Inception date: 10/21/98.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.86%
                                00         6.04%
                                01         3.74%



      Through June 30, 2002, the year to date unannualized return for the Portfolio was .72%. During the period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ending December 31, 2000) and the lowest return for a quarter was .50% (quarter ending December 31, 2001).

Treasury Portfolio

                                PERFORMANCE TABLE



                                          Since
                               1 Year     Inception***
--------------------------------------------------------------------------------
                               3.48%      4.62%
--------------------------------------------------------------------------------

***   Inception date: 10/15/98.



                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.58%
                                00         5.84%
                                01         3.48%



      Through June 30, 2002, the year to date unannualized return for the Portfolio was .66%. During the period shown in the bar chart, the highest return for a quarter was 1.50% (quarter ending December 31, 2000) and the lowest return for a quarter was .49% (quarter ending December 31, 2001).



Tax-Free Portfolio

                                PERFORMANCE TABLE



                                          Since
                               1 Year     Inception****
--------------------------------------------------------------------------------
                               2.31%      3.04%
--------------------------------------------------------------------------------



****  Inception date: 9/8/98.

                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         2.89%
                                00         3.82%
                                01         2.31%



      Through June 30, 2002, the year to date unannualized return for the Portfolio was .50%. During the period shown in the bar chart, the highest return for a quarter was 3.49% (quarter ending June 30, 2000) and the lowest return for a quarter was .35% (quarter ending December 31, 2001).

California Tax-Free Portfolio

                                PERFORMANCE TABLE

                                          Since
                               1 Year     Inception*****
--------------------------------------------------------------------------------
                               1.98%      1.93%
--------------------------------------------------------------------------------

***** Inception date: 12/20/00.



                                    BAR CHART

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                92           n/a
                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99           n/a
                                00           n/a
                                01         1.98%



      Through June 30, 2002, the year to date unannualized return for the Portfolio was .50%. During the period shown in the bar chart, the highest return for a quarter was .65% (quarter ending June 30, 2001) and the lowest return for a quarter was .32% (quarter ending December 31, 2001).



      There is no performance table or bar chart for the New York Tax-Free Portfolio because this Portfolio has not completed a full calendar year of operations.

                       FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                ANNUAL PORTFOLIO OPERATING EXPENSES
                                     --------------------------------------------------------
                                            Govern-                      California  New York
                                     Prime   ment    Treasury  Tax-Free   Tax-Free   Tax-Free
                                     -----  -------  --------  --------  ----------  --------
Management Fees ..................   .20%    .20%      .20%      .20%       .20%       .20%
Distribution (12b-1) Fees ........   .25%    .25%      .25%      .25%       .25%       .25%
Other Expenses ...................   .02%    .04%      .07%      .04%       .10%       .43%
                                     ---     ---       ---       ---        ---        ---
Total Portfolio Operating Expenses   .47%    .49%      .52%      .49%       .55%       .88%
Expense Reimbursement* ...........  (.02)%  (.04)%    (.07)%    (.04)%     (.10)%     (.43)%
                                     ---     ---       ---       ---        ---        ---
Net Expenses .....................   .45%    .45%      .45%      .45%       .45%       .45%

----------
* Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .45%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES**



The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                               Govern-                      California  New York
                       Prime    ment    Treasury  Tax-Free   Tax-Free   Tax-Free
                       -----   -------  --------  --------  ----------  --------
1 Year.............     $ 46    $ 46      $ 46      $ 46       $ 46      $   46
3 Years............     $149    $153      $160      $153       $166      $  238
5 Years............     $261    $270      $284      $270       $297      $  445
10 Years...........     $590    $612      $646      $612       $680      $1,045

----------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.



    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.

Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

      The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

      As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.



      The Government Portfolio may also purchase when-issued securities.



      As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Treasury Portfolio

      The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.



      The Treasury Portfolio may also purchase when-issued securities.



      As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

Tax-Free Portfolio

      The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

California Tax-Free Portfolio

      The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

New York Tax-Free Portfolio

      The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

      Municipal Securities. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.



      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. Each Portfolio may also purchase when-issued securities.



      Taxable Investments. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Gov-ernment and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.



      A Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.



      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

                          MANAGEMENT OF THE PORTFOLIOS



      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2002 totaling more than $412 billion (of which more than $157 billion represented assets of investment companies). As of June 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 57 registered investment companies, managed by Alliance, comprising 145 separate investment portfolios, currently have approximately 7.5 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended April 30, 2001, as a percentage of average daily net assets, .20%.



      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class C shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class C shares and Class A and Class B shares, which are not offered in this prospectus.

                           PURCHASE AND SALE OF SHARES

How the Portfolios Value Their Shares



      Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange is closed for business) except for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, which is calculated at 12:00 Noon, Eastern time.



      To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase Class C shares through your financial intermediary by instructing the intermediary to invest in one or more of the Portfolios.

      The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number, if applicable, on the check or draft.

      By Sweep:

      Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep parameters are.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your financial intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

      o By Checkwriting:



      With this service, you may write checks made payable to any payee. First, you must fill out a signature card which you may obtain from your financial intermediary. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact your financial intermediary. There is no charge for this service, except that a charge will be imposed for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.



Other



      Each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios have one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if your telephone order is received by Alliance Global Investor Services, Inc. ("AGIS") by 4:00 p.m., Eastern time, for the Prime, Government or Treasury Portfolio and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day. For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if your telephone order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, for the Prime, Government and Treasury Portfolios and 12:00 Noon, Eastern time for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.



      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.



      Each Portfolio may refuse any order to purchase shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

      Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.



      California Tax-Free Portfolio. Distributions to residents of California out of interest income earned by the Portfolio from California municipal securities or U.S. Government Securities are exempt from California personal income taxes.

      New York Tax-Free Portfolio. Distributions to residents of New York out of interest income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.



      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

                            DISTRIBUTION ARRANGEMENTS

      The Fund has adopted a plan under SEC Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of each Portfolio's Class C shares. The amount of these fees for the Portfolios' Class C shares is .25% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Financial intermediaries may receive different compensation for selling the Portfolios' Class C shares and Class A and B shares, which are not offered in this prospectus.

                               GENERAL INFORMATION

      The Portfolios reserve the right to close an account that through redemption is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                              FINANCIAL HIGHLIGHTS



      The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of its operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                         PRIME PORTFOLIO
                                                       ---------------------------------------------------
                                                                                                 July 13,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (a) ..........................       .0251         .0587         .0515         .0392
                                                       ---------     ---------     ---------     ---------
Less: Dividends
---------------
Dividends from net investment income ...............      (.0251)       (.0587)       (.0515)       (.0392)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
------------
Total investment return based on net asset value (b)        2.54%         6.04%         5.28%         3.86%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............   $     617     $     468     $     155     $      38
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .45%          .45%          .45%          .45%(d)
   Expenses, before waivers and reimbursements .....         .47%          .49%          .50%          .51%(d)
   Net investment income (a) .......................        2.41%         5.65%         5.29%         4.70%(d)


                                                                      GOVERNMENT PORTFOLIO
                                                       ---------------------------------------------------
                                                                                                October 21,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (a) ..........................       .0242         .0579         .0502         .0243
                                                       ---------     ---------     ---------     ---------
Less: Dividends
---------------
Dividends from net investment income ...............      (.0242)       (.0579)       (.0502)       (.0243)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
------------
Total investment return based on net asset value (b)        2.45%         5.96%         5.14%         2.46%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............   $     189     $     128     $      16     $       3
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .45%          .45%          .45%          .45%(d)
   Expenses, before waivers and reimbursements .....         .49%          .52%          .52%          .56%(d)
   Net investment income (a) .......................        2.31%         5.51%         5.11%         4.55%(d)

See footnote summary on page 14.

                                                                        TREASURY PORTFOLIO
                                                       ---------------------------------------------------
                                                                                                October 15,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
---------------------------------
Net investment income (a) ..........................       .0228         .0551         .0479         .0248
                                                       ---------     ---------     ---------     ---------
Less: Dividends
---------------
Dividends from net investment income ...............      (.0228)       (.0551)       (.0479)       (.0248)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
------------
Total investment return based on net asset value (b)        2.31%         5.67%         4.89%         2.51%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............   $     205     $     324     $     350     $      33
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .45%          .45%          .45%          .45%(d)
   Expenses, before waivers and reimbursements .....         .52%          .53%          .56%          .99%(d)
   Net investment income (a) .......................        2.39%         5.46%         5.06%         4.27%(d)


                                                                        TAX-FREE PORTFOLIO
                                                       ---------------------------------------------------
                                                                                               September 8,
                                                                Year Ended April 30,            1998(c) to
                                                       -------------------------------------     April 30,
                                                         2002          2001          2000          1999
                                                       ---------     ---------     ---------     ---------
Net asset value, beginning of period ...............   $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------
Income From Investment Operations
---------------------------------
Net investment income (a) ..........................       .0162         .0363         .0318         .0184
                                                       ---------     ---------     ---------     ---------
Less: Dividends
---------------
Dividends from net investment income ...............      (.0162)       (.0363)       (.0318)       (.0184)
                                                       ---------     ---------     ---------     ---------
Net asset value, end of period .....................   $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========
Total Return
------------
Total investment return based on net asset value (b)        1.63%         3.69%         3.22%         1.70%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............   $     132     $     161     $      49     $       2
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....         .45%          .45%          .45%          .45%(d)
   Expenses, before waivers and reimbursements .....         .49%          .51%          .51%          .57%(d)
   Net investment income (a) .......................        1.61%         3.52%         3.23%         2.69%(d)

See footnote summary on page 14.

                                                             CALIFORNIA
                                                              TAX-FREE
                                                             PORTFOLIO
                                                       ---------------------
                                                                  December 20,
                                                         Year       2000 (c)
                                                        Ended          to
                                                       April 30,    April 30,
                                                         2002         2001
                                                       --------     --------
Net asset value, beginning of period ...............   $   1.00     $   1.00
                                                       --------     --------
Income From Investment Operations
---------------------------------
Net investment income (a) ..........................      .0149        .0091
                                                       --------     --------
Less: Dividends
---------------
Dividends from net investment income ...............     (.0149)      (.0091)
                                                       --------     --------
Net asset value, end of period .....................   $   1.00     $   1.00
                                                       ========     ========
Total Return
------------
Total investment return based on net asset value (b)       1.50%         .92%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............   $     72     $     78
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....        .45%         .45%(d)
   Expenses, before waivers and reimbursements .....        .55%         .69%(d)
   Net investment income (a) .......................       1.53%        2.52%(d)

                                                         NEW YORK
                                                         TAX-FREE
                                                         PORTFOLIO
                                                        -----------
                                                      June 28, 2001(c)
                                                             to
                                                       April 30, 2002
                                                       --------------
Net asset value, beginning of period ...............       $  1.00
                                                           -------
Income From Investment Operations
---------------------------------
Net investment income (a) ..........................         .0105
                                                           -------
Less: Dividends
---------------
Dividends from net investment income ...............        (.0105)
                                                           -------
Net asset value, end of period .....................       $  1.00
                                                           =======
Total Return
------------
                                                           -------
Total investment return based on net asset value (b)          1.05%
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ............       $     4
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....           .45%(d)
   Expenses, before waivers and reimbursements .....           .88%(d)
   Net investment income (a) ....................          1.08%(d)



(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commencement of distribution.

(d)   Annualized.

                     (This page left intentionally blank.)

Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:



By mail:         c/o Alliance Global Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

By phone:        For Information and Literature:
                 (800) 221-5672



Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov



o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

Table of Contents
--------------------------------------------------------------------------------
RISK/RETURN SUMMARY.........................................................   2
   Performance and Bar Chart Information....................................   3
FEES AND EXPENSES OF THE PORTFOLIOS.........................................   5
OTHER INFORMATION ABOUT THE PORTFOLIOS'
   OBJECTIVES, STRATEGIES, AND RISKS .......................................   5
   Investment Objectives and Strategies.....................................   5
   Prime Portfolio..........................................................   6
   Government Portfolio.....................................................   6
   Treasury Portfolio.......................................................   6
   Tax-Free Portfolio.......................................................   6
   California Tax-Free Portfolio ...........................................   7
   New York Tax-Free Portfolio..............................................   7
   Risk Considerations......................................................   8
MANAGEMENT OF THE PORTFOLIOS................................................   9
PURCHASE AND SALE OF SHARES.................................................   9
   How The Portfolios Value Their Shares....................................   9
   How To Buy Shares........................................................   9
   How To Sell Shares.......................................................  10
   Other....................................................................  10
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................  11
DISTRIBUTION ARRANGEMENTS...................................................  11
GENERAL INFORMATION.........................................................  11
FINANCIAL HIGHLIGHTS........................................................  12



                                                               File No. 811-6068